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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 3, 2001



                              MID-STATE BANCSHARES
                  -------------------------------------------
                 (Name of Small Business Issuer in its Charter)



        CALIFORNIA                   000-23925                  77-0442667
-------------------------------    -------------             -------------------
(State or Other Jurisdiction of    (File Number)              (I.R.S. Employer
Incorporation or Organization                                Identification No.)


   1026 GRAND AVE. ARROYO GRANDE, CA                              93420
----------------------------------------                       ------------
(Address of Principal Executive Offices)                        (Zip Code)


       Registrant's Telephone Number, including area code: (805) 473-7700
                                                          ---------------



               ---------------------------------------------------
          (Former Name or Former Address, if changed since last report)


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ITEM 5.  OTHER EVENTS

         Mid-State Bancshares ("Company"), Arroyo Grande, California, and its banking subsidiary, Mid-State Bank, ("Acquiror") entered into an Agreement to Merge and Plan of Reorganization (the "Agreement") as of April 9, 2001 with Americorp ("Americorp"), Ventura, California, and its wholly owned subsidiary American Commercial Bank, ("Bank"), pursuant to which, among other things, (i) Bank would merge with and into Acquiror, and (ii) Americorp would merge with and into Company. The Agreement was amended on May 24, 2001.

         Mid-State Bancshares and Americorp announced on August 3, 2001 that the Boards of Directors of Mid-State Bancshares and Americorp have agreed to further amend the definitive agreement in response to the announcement by Americorp and American Commercial Bank that both core earnings in the second quarter and expectations for future core earnings are lower than originally budgeted. To correct that situation, the Boards have agreed to amend the Agreement to provide for a maximum amount of Mid-State stock to be issued in the merger.

         Consummation of the Agreement and the transactions contempleted thereby is subject to receipt of regulatory approvals, to approval by Americorp's shareholders as well as to the satisfaction of other conditions set forth in the Agreement.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit 2.................Second Amendment to Agreement to Merge and Plan of
                                   Reorganization
         Exhibit 99................Press Release













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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






Date:   August 7, 2001                 MID-STATE BANCSHARES



                                       By: /s/ JAMES G. STATHOS
                                           -------------------------------
                                               James G. Stathos
                                               Executive Vice President
                                               Chief Financial Officer



                                       By: /s/ CARROL R. PRUETT
                                           -------------------------------
                                               Carrol R. Pruett
                                               President and
                                               Chief Executive Officer













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                                  EXHIBIT INDEX


         EXHIBIT NO.                   DESCRIPTION                            PAGE NO.
         -----------                   -----------                            --------
              2        Second Amendment to Agreement to Merge and Plan of        5
                       Reorganization
              99       Press Release                                            14




























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